================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): OCTOBER 26, 2000



                                  CYSIVE, INC.
             (Exact Name of Registrant as Specified in Its Charter)




                          DELAWARE                       0-27607                54-1698017
                (State or Other Jurisdiction     (Commission File Number)     (IRS Employer
                     of Incorporation)                                      Identification No.)


                        10780 PARKRIDGE BLVD., SUITE 400
                                RESTON, VA 20191
               (Address of Principal Executive Offices) (Zip Code)


                                 (703) 259-2300
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 5.  OTHER EVENTS

         On October 26, 2000, the Registrant issued a press release announcing its financial results for the quarter ended September 30, 2000. A copy of the press release is attached as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements of businesses acquired: Not Applicable

         (b)   Pro Forma Financial Information: Not Applicable

         (c)   Exhibits.


                   Exhibit No.                      Description
                   -----------                      -----------
                      99.1                          Press Release, dated October 26, 2000, announcing the Registrant's financial results for the quarter ended September 30, 2000.



                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CYSIVE, INC.

                                By:     /s/ JOHN R. LUND
                                        ----------------
                                        John R. Lund
                                        Vice President, Chief Financial Officer,
                                        Treasurer, Secretary and Director

                                Date:   November 1, 2000


                                  EXHIBIT INDEX


Exhibit No.                      Description
-----------                      -----------
  99.1                           Press Release, dated October 26, 2000, announcing the Registrant's financial results for the quarter ended September 30, 2000.
